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                                                                   Exhibit 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated March 3, 1995, on the financial statements of Rally's Hamburgers, Inc., included in this Form 10-K into the GIANT GROUP, LTD.'s previously filed Registration Statement File No. 33-16848.




                                       ARTHUR ANDERSEN LLP
                                       -------------------
                                       ARTHUR ANDERSEN LLP


Louisville, Kentucky
March 27, 1995